UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to 240.14a-12

HILTON GRAND VACATIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Information

The following communications relate to the proposed acquisition of Dakota Holdings, Inc., a Delaware corporation (“Diamond”) by Hilton Grand Vacations, a Delaware corporation (“HGV”), pursuant to the Agreement and Plan of Merger, dated as of March 10, 2021, by and among Diamond Resorts, HGV and Hilton Grand Vacations Borrower LLC, a Delaware limited liability company and a wholly-owned subsidiary of HGV.

On March 10, 2021, HGV distributed the following: (i) a press release by HGV regarding the proposed acquisition; (ii) an email and video message from the CEO to all employees of HGV; (iii) an email and video message from the CEO to club members and owners; and (iv) a presentation to investors and transcript of such presentation, copies of which are set forth below and filed herewith pursuant to Rule 14a-12.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, and in HGV’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 29, 2020.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

HILTON GRAND VACATIONS TO ACQUIRE DIAMOND RESORTS, CREATING THE PREMIER LEISURE OPERATOR WITH THE BROADEST OFFERING IN THE VACATION OWNERSHIP INDUSTRY

Combines largest independent timeshare company with the strength of Hilton Grand Vacations’ brand and culture

Generates over $125 million in run-rate cost synergies, expected to be achieved in the first 24 months following close

Expands and diversifies HGV’s resort portfolio into over 20 new markets, adding additional drive-to destinations & sales centers while enhancing alignment with the Hilton network to widen customer reach

ORLANDO, Fla. (March 10, 2021) – Hilton Grand Vacations Inc. (NYSE:HGV) (“HGV” or “the Company”) today announced that it has entered into a definitive agreement to acquire Diamond Resorts International, Inc. (“Diamond”) from funds (the “Apollo Funds”) managed by affiliates of Apollo Global Management, Inc. (NYSE:APO) (together with its consolidated subsidiaries, “Apollo”), funds managed by affiliates of Reverence Capital Partners (“Reverence”), and other Diamond stockholders, in a stock-based transaction with an equity value of approximately $1.4 billion1. Under the terms of the agreement, the Apollo Funds and other Diamond stockholders will receive 34.5 million shares of HGV common stock, subject to customary adjustments.

The acquisition will combine the strength of HGV’s brand and culture with Diamond, the largest independent timeshare operator. Diamond’s 92 leisure resorts and nearly 400,000 owners uniquely complement HGV’s 62 upscale and luxury properties and over 325,000 owners, and the combination will create the premier vacation ownership company with the broadest offering in the industry.

“I’m excited to announce our transformational agreement to add Diamond Resorts to the Hilton Grand Vacations family, accelerating our next phase of growth,” said Mark Wang, president and CEO of Hilton Grand Vacations. “This strategic combination will leverage the strengths of each company, positioning us to drive significant Net Owner Growth while enhancing efficiencies of scale and generating significant shareholder value. Diamond’s extensive regional, drive-to network of resorts and expanded demographics uniquely complement HGV’s best-in-class lead generation, world-class hospitality, and premier destinations backed by the strength of the Hilton brand. For our valued team members, owners and guests, this combination creates new opportunities to provide exciting destinations and memorable vacation experiences while continuing to provide exceptional levels of service.”

“Through this agreement, HGV and Diamond will create a new global standard of vacation ownership hospitality,” said Mike Flaskey, CEO of Diamond Resorts. “Together, we will expand Diamond’s unique events and concert platform and deliver the broadest range of world-class experiences available in the industry, providing our members and owners with additional flexibility, unforgettable vacations and experiences of a lifetime. We are thrilled to join the HGV family and look forward to achieving new heights of excellence.”

[1]	Assumes issuance of 34.5 M shares of stock at $40.32 per share

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Transaction Highlights

•	Enables significant value creation from scale: combines the largest independent timeshare company with Hilton Grand Vacations’ strong brand and culture

•	Expands and diversifies HGV’s resort portfolio into over 20 new markets.

•	The combined company will have 720,000 owners, 154 resorts and 48 sales centers.

•	Diversifies HGV’s portfolio: adds additional drive-to destinations and allows HGV to leverage the Hilton network to widen customer reach

•	Doubles the number of vacation options for the combined owner base.

•	Diamond’s complementary footprint will bolster HGV’s strong network of beach, attraction-based, and urban markets, while adding new regional drive-to destinations in outdoor, desert and ski locations.

•	Broader range of pricing and product options will widen customer reach, enhancing alignment with the 112 million Hilton Honors members.

•	Accelerates launch of HGV-branded trust product offering: rebrand Diamond’s properties over time to drive revenue growth in a new customer segment

•

Combining HGV’s points-based deeded product with Diamond’s points-based trust structure will allow the Company to cater to a wider audience, attract more new buyers and drive incremental growth in a capital-efficient manner.

•

HGV’s deeded product provides premium pricing, inventory sourcing flexibility, and the ability to pre-sell projects to support strong project-level cash flow, while giving buyers and owners the value of guaranteed availability.

•

The introduction of a trust product allows for lower barriers to ownership, reduced inventory delivery volatility and inventory recycling, enabling smoother sales and upgrades while providing buyers and owners network and pricing flexibility.

•	Integrates Diamond’s innovative Events of a Lifetime® experiential sales and marketing platform that drives strong engagement and Volume Per Guest (VPG) premiums with HGV’s owner base.

•	Generates over $125 million in run-rate cost synergies, expected to be achieved in the first 24 months following close

•	Significant future revenue synergy opportunities.

•	Increases recurring EBITDA streams and drives overall cash flow, with adjusted free cash flow per share accretion in year one[2]

[2]	Excluding one-time transaction related expenses

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The combined company is expected to generate steady-state adjusted free cash flow conversion of 50-60%, driven by its realization of cost synergies, significant inventory pipeline, acquired inventory and reduced long-term inventory spending.

•	Adding new owners embeds additional value for the company over the life of their ownership.

•	The combined company is anticipated to generate approximately 50% of Segment Adjusted EBITDA from recurring sources, including club membership fees, property management fees and financing fees.

•	Compelling valuation and deal structure facilitate financial flexibility and deleveraging

•	Significant cash flow generation is expected to allow for rapid deleverage, returning to below 3.0x within 24 months.

•	Pro-forma liquidity of $1.0 billion at year-end 2020.

Transaction Details

Under the terms of the agreement, the Apollo Funds and the other Diamond stockholders, including the Reverence Funds, are expected to receive 34.5 million shares of HGV common stock, valued at approximately $1.4 billion, subject to customary adjustments. Upon transaction close, existing HGV shareholders will own approximately 72% of the combined company and the Apollo Funds will own approximately 28% of the combined company.

The transaction, which was unanimously approved by the Board of Directors for both companies, is expected to close in the summer of 2021, subject to customary closing conditions and regulatory approvals. The issuance of HGV common stock in the transaction is subject to shareholder approval.

HGV’s management team, including President & Chief Executive Officer Mark Wang, Chief Financial Officer Dan Mathewes, and Chief Operating Officer Gordon Gurnik, will continue to serve in their current roles upon transaction close. HGV’s Board of Directors will be expanded from 7 to 9 members, and the Apollo Funds will have the right to appoint two directors as long as their equity ownership remains at or above 15% of the outstanding stock at closing and one director as long as their equity ownership remains at or above 10% of the outstanding stock at closing.

Advisors

BofA Securities is acting as exclusive financial advisor for HGV, and Alston & Bird LLP, Simpson Thacher & Bartlett LLP, and Foley & Lardner LLP are acting as legal counsel. Credit Suisse is acting as lead financial advisor and Goldman Sachs is also acting as financial advisor for Diamond, with Paul, Weiss, Rifkind, Wharton & Garrison LLP acting as legal counsel.

HGV has received financing commitments from BofA Securities, Deutsche Bank and Barclays with PJT Partners acting as capital markets advisor to HGV.

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Conference Call

HGV will host a conference call for analysts and investors today at 8:30 a.m. EST.

To access the live teleconference, please dial 1-877-407-0784 in the U.S./Canada (or +1-201-689-8560 internationally) approximately 15 minutes prior to the teleconference’s start time. A live webcast will also be available by logging onto the HGV Investor Relations website at investors.hgv.com. The conference call will be webcast live and accessible by navigating to the following link: https://event.on24.com/wcc/r/3058978/5D17131468865BE0EF218C6C1EB0E6D0.

A replay will be available beginning three hours after the teleconference’s completion through March 17, 2021. To access the replay, please dial 1-844-512-2921 in the U.S. (+1-412-317-6671 internationally) using ID# 13717389. A webcast replay and transcript will be available within 24 hours after the live event at https://investors.hgv.com.

About Hilton Grand Vacations Inc.

Hilton Grand Vacations Inc. (NYSE:HGV) is recognized as a leading global timeshare company. With headquarters in Orlando, Florida, Hilton Grand Vacations develops, markets and operates a system of brand-name, high-quality vacation ownership resorts in select vacation destinations. The Company also manages and operates two innovative club membership programs: Hilton Grand Vacations Club® and The Hilton Club®, providing exclusive exchange, leisure travel and reservation services for more than 325,000 club members. For more information, visit www.hiltongrandvacations.com.

About Apollo

Apollo is a leading global investment manager with offices in New York, Los Angeles, San Diego, Houston, Bethesda, London, Frankfurt, Madrid, Luxembourg, Mumbai, Delhi, Singapore, Hong Kong, Shanghai and Tokyo, among others. Apollo had assets under management of approximately $455 billion as of December 31, 2020 in credit, private equity and real assets funds. For more information about Apollo, please visit www.apollo.com.

About Diamond Resorts

Diamond Resorts offers destinations, events and experiences to help members make a habit of breaking from the routine. From unforgettable getaways to exclusive concert series to VIP receptions and dinners, members turn to Diamond to recharge, reconnect and remind each other what matters most. Our focus on quality resorts, customer service and flexibility means members can return to a favorite resort, book a cruise to explore new countries or attend a once-in-a-lifetime event with the same level of confidence and anticipation. With access to a world of entertainment and activities, a Diamond membership ensures that people are always looking forward to vacation.

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About Reverence Capital Partners

Reverence Capital Partners is a private investment firm focused on thematic investing in leading global, middle-market Financial Services businesses through control and influence oriented investments in 5 sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013, by Milton Berlinski, Peter Aberg and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors. For more information visit www.reverencecapital.com

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-

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corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, as such information may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

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Non-GAAP Financial Measures

This press release includes discussions of terms that are not recognized terms under U.S Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, such as Adjusted EBITDA. We derived any non-GAAP financial measures from our audited consolidated financial statements, and Dakota Holdings, Inc.’s financial statements. We believe such non-GAAP measures provide useful information to our investors about us and our financial condition and results of operations since these measures are used by our management to evaluate our operating performance and by securities analysts and investors as common financial measures for comparison purposes in our industry. See our most recent Annual Report on Form 10-K for a more detailed discussion of the meanings of these terms, our reasonings for providing non-GAAP financial measures and full reconciliations of these measures to the most directly comparable GAAP financial measure.

HGV Investor Contact:

Mark Melnyk

407-613-3327

mark.melnyk@hgv.com

HGV Media Contact:

Lauren George

407-613-8431

lauren.george@hgv.com

Diamond Media Contact:

John Eddy

212-319-3451, ext. 648

diamond@goldin.com

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Team Members

CEO Memo to All Team Members

To: All HGV Team Members

From: Office of Mark Wang

Subject Line: HGV to Acquire Diamond Resorts

Hilton Grand Vacations is the incredible company we are today because of you. Your hard work and passion for our business and dedication to our Owners and guests around the globe has enabled us to become an industry leader. This commitment to the future success of HGV is exactly why we want to continue making strategic decisions for our long-term growth.

With this in mind, I’m excited to share that this morning we announced our plans to acquire Diamond Resorts. In doing so, we will create one of the largest timeshare networks, combining the leading independent timeshare company with the strength of HGV’s brand and culture. This transformational combination will widen our product offerings, expand our resort locations and bring together Diamond’s nearly 400,000 Owners with our 328,000 Owners – for a total of over 720,000 Owners.

Given the challenges of the past year, many of you may be wondering why we are making this decision now. I want to assure you that I’m confident this is the right step forward for HGV’s future growth. This transaction has compelling economics and importantly is a stock-based transaction rather than cash. It not only strengthens our path to recovery in the near-term, but also ensures we are positioned to be a leader in the timeshare industry for years to come.

I’d like to share some of the many reasons why this transaction is the right decision for us now.

Leading the industry: Significant scale creates more options in more destinations with more flexibility.

This is a pivotal time for the hospitality industry. By expanding our portfolio, we will lead the timeshare industry in offering Owners and guests more options in more destinations with greater flexibility in how, when and where they travel. And as a combined business, we will provide the broadest range of offerings with a wider array of price points. Together, we will expand HGV’s footprint and increase the number of drive-to resorts in the United States.

•	Today, we have 62 properties, and with this transaction, we’re more than doubling that number to 154.

•	And many of those properties are in new locations, including Sedona (AZ), Palm Springs (CA), Pigeon Forge (TN), Virginia Beach (VA), and a variety of ski locations throughout the U.S. and Canada.

•	We’re adding a network of great assets in new locations that would have taken us a decade or more to grow organically, which will help us compete better against other leisure travel options.

Accelerating growth: Compelling new sales and marketing opportunities.

This transaction offers opportunities to grow in ways we never could have as separate companies. As the needs and expectations of our Owners and guests continue to evolve, we will be better positioned to attract new buyers and Owners who wish to upgrade across the combined portfolio, accelerating sales and marketing opportunities.

•	We will re-brand Diamond’s properties over time.

•	It will more than double our number of Sales Centers and expand our distribution network to reach more potential new buyers.

•	The new suite of brands, products and price-points will appeal to a wider range of customers and lead to new marketing and sales opportunities.

•	We’ll be able to leverage Diamond’s innovative Events of a Lifetime® program to further engage both Diamond and HGV Owners.

An HGV-Led Vision of Success: Offering guests exceptional experiences.

We also have a vision for success. Over the past few weeks, some of our HGV leaders have had the chance to get to know the Diamond team and have seen first-hand the level of dedication and commitment they put into their work.

•	By combining under our HGV-led Mission, Vision and Values, we believe new heights of excellence will be achieved for Owners, guests and Team Members.

•	We believe our Owners, guests and prospects deserve the highest level of quality, consistent attention to detail and exceptional experiences no matter where they are staying.

Putting People First: Always remembering who we are.

I truly believe this is a once-in-a-lifetime opportunity that can help shape the future of vacation ownership. This acquisition would not have been possible without the unwavering dedication of our outstanding Team Members.

•	It’s because of you that our company is as highly respected and successful as it is today, and I hope each of you feel tremendously proud of this accomplishment.

•	Our mission remains unchanged, and we are more focused than ever on Putting People First and creating vacation experiences that last a lifetime.

•	Your focus should remain unchanged, and it’s more important than ever that we continue to remain focused on the amazing work you do.

Next steps

Today is the first step in the acquisition process. Over the next few hours/days, you will hear more from your local leadership team with more information. We are committed to being transparent with you throughout this process and will update you with new information as we have it. In addition, we’ve created a dedicated page on Grand Central where more information, FAQs and updates will be posted.

While we anticipate this announcement will be in the news and on social media, we want to ensure we are speaking with one voice. Should you have questions or receive any inquiries, please email AskHGV@hgvc.com. In the event any members of the media reach out to you, please refer them to Lauren George (lauren.george@hgv.com; 407-613-8431), and all Investor Relations’ inquiries should be forwarded to Mark Melnyk (mark.melnyk@hgv.com; 407-613-3327).

As with any announcement of this size, it will take us time to work through the details. There are a number of steps, including regulatory approvals, we must take before closing. And until the transaction closes, it is business as usual for HGV. We are so thankful for your continued patience and engagement in this process. In the meantime, we encourage you to stay focused on the amazing work that got us to this point and continue to create exceptional experiences for our Owners and guests.

Thank you for everything you have done for HGV and for getting us to this important milestone.

Mark

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, and in HGV’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 29, 2020.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

CEO Team Member Video Script

•	Today marks a milestone for Hilton Grand Vacations.

•	As you read in my message, we announced plans to acquire Diamond Resorts International.

•	Before I talk about why we made this decision,

•	and why I think it’s the right move for us at this time,

•	I want to say thank you.

•	I’m incredibly proud and grateful for each of you, and want to thank you for your hard work, dedication and commitment to HGV.

[PAUSE]

•	Last year we focused on preserving Owners’ vacations, re-opening our properties and sales centers, and making travel and work safe.

•	At the same time, we worked hard to assess our strategic priorities, including what the future should look like for HGV.

[PAUSE]

•	Now more than ever, I think people have taken time to assess what’s really important to them.

•	And I firmly believe travel is at the top of that list for most people and our Owners.

•	So, we’ve been thinking about how HGV can provide even more travel opportunities going forward.

•	And, that’s why this transformational combination with Diamond is so compelling.

[PAUSE]

•	Now, let me share with you why I’m so confident this acquisition is the right decision to meet our long-term objectives.

•	I believe this represents a once-in-a-life-time opportunity for us to lead the industry by combining HGV’s best-in-class brand and culture with the strengths of an independent Diamond.

•	Together, this combination will widen our product offerings, expand our resort locations and bring together Diamond’s nearly 400,000 Owners with HGV’s base – for a total of over 715,000 Owners.

[PAUSE]

•	Right now, we have 62 properties, and with this transaction, we’re more than doubling that to 154.

•	When you think about it, that’s an unbelievable jump in size and scale that will offer our Owners and guests exciting new options for travel.

•	Through this acquisition, we’ll also add a network of great assets in new locations that would have taken us a decade or more to grow organically,

•	including increasing the number of drive-to resorts in the United States and more than doubling our international presence.

•	By combining our businesses,

•	we’ll be better positioned to attract new buyers and Owners who wish to upgrade across the combined portfolio.

•	This is a huge advantage.

•	We’ll be launching a new upscale brand under the HGV umbrella.

•	And, Owners and guests will now be able to stay within the family of HGV brands for all their resort needs.

•	We’ll also more than double our number of Sales Centers and expand our distribution network to reach more new buyers.

[PAUSE]

•	Throughout this acquisition, our mission remains unchanged.

•	We have and will always continue to focus on Putting People First in creating vacation experiences that last a lifetime.

[PAUSE]

•	We would not be here today without you.

•	And I hope each of you feel tremendously proud of this accomplishment.

•	This a rare opportunity – and one, where together, we can help to shape the future of vacation ownership.

•	Today is just the announcement, and we still need regulatory and shareholder approval to complete the transaction.

•	I will keep you updated along the way.

•	Until then it’s business as usual,

•	and more important than ever, we continue to remain focused on the amazing work that got us to this point.

•	Congratulations, I’m excited to be on this journey together.

•	Thank you for everything you’ve done for HGV and getting us to this historic moment.

Subject Line: Important Announcement: HGV Signs Agreement to Purchase Diamond Resorts

March 10, 2021

Dear HGV Owners,

I cannot thank you enough for your continued trust in Hilton Grand Vacations. It is because of your loyalty as Owners over the years that HGV has grown to be a leader in the vacation ownership industry. Your commitment to the future success of HGV, and our focus on providing you with world-class destinations, services and vacation experiences, are exactly why we continue making strategic decisions for our sustainable, long-term growth.

With this in mind, I’m excited to share that this morning we announced our plans to acquire Diamond Resorts. In doing so, we will create one of the largest vacation ownership networks, combining this leading independent vacation ownership company with the strength of HGV’s brand and culture. This transformational combination will widen our product offerings, more than double our resort locations and enhance experiential offerings for our Owners.

What’s Not Changing: Putting You First

First, our commitment to our Owners and your vacation experience are our top priority.

I want to assure you that your ownership rights and access to your Home Resort will not be changed or diluted, and Club Members will continue to have access to the Club exchange system, including more than 6,300 Hilton hotels globally. Additionally, there will be no changes to any 2021 Club Dues or maintenance fees. Integrating the two companies is anticipated to be a multi-year, phased initiative, which means you may not hear about expanded offerings or benefits immediately.

Given the challenges of the past year, many of you may be wondering why we are making this decision now, and I want to assure you that I’m confident this is the right step forward for our Owners and HGV’s future growth. I’d like to share some of the many reasons why this acquisition will benefit our Owners and position HGV as a leader in the vacation ownership industry for many years to come.

Leading the Industry: More Options in More Destinations = More Flexibility

By expanding our portfolio, we will lead the vacation ownership industry in offering Owners and guests more options in more destinations with greater flexibility in how, when and where they travel.

Together, we will provide the broadest range of offerings with a wider array of price points — a new HGV sub-brand to complement our existing Hilton Grand Vacations and By Hilton Club brands. Together, we will expand HGV’s footprint, increase the number of drive-to resorts in the United States and more than double our international presence — all enhancements that will directly benefit you, as our Owners:

•	Today, we have 62 properties. With this transaction, we’re more than doubling that number to 154.

•

Many of these properties are in new locations, including Sedona and Scottsdale (AZ), Palm Springs (CA), Pigeon Forge (TN), Virginia Beach (VA), Kaua’i (HI), a variety of ski locations throughout the U.S. and Canada, and beach resorts in Mexico and the Caribbean.

•	We’re adding a network of great assets in new locations that would have taken us more than a decade to grow organically.

A Shared Vision: Offering Owners Exceptional Travel Experiences

We have a shared vision for success with Diamond Resorts. Over the past few weeks, we’ve had the chance to get to know the Diamond team and have seen their hard work:

•	We both believe our Owners, guests and prospects deserve the highest level of quality, consistent attention to detail and exceptional experiences no matter where they are staying.

•	By combining under our HGV-led mission and values, we believe new heights of excellence will be achieved for Owners, Club Members and guests alike.

Next Steps

As with any announcement of this size, it will take us time to implement all the final details. And until the transaction closes, it will be business as usual, and Diamond remains a separate company from HGV. We are committed to being transparent with you throughout this process and will update you with new information as it is available.

To keep you informed, we’ve created a dedicated page on the Club website to provide answers to some of the questions you might have. To access the page, visit my.hgv.com/announcement. We will also communicate with you directly to update you on the status of our acquisition and any related enhancements to your ownership experience.

Today is a significant day. It sets HGV on a new course and trajectory for continued growth — and I can’t wait for you to see the many new destinations and experiences that are in store for you. As always, our Owners and Team Members are at the heart of what we do, and we will continue to keep your vacation ownership experience top of mind as we move forward with the next phases of this acquisition.

Thank you for your continued loyalty and for helping HGV achieve this milestone.

All the best,

/s/ Mark Wang

Mark Wang

President & CEO

Hilton Grand Vacations

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, and in HGV’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 29, 2020.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

CEO Video Script for Owners

Hi, I’m Mark Wang President and CEO of Hilton Grand Vacations

As you may have seen, HGV announced plans to acquire Diamond Resorts International and create one of largest vacation ownership networks in the industry.

Before I talk more about the transaction itself, and why we made this decision — I want to say to thank you for your loyalty to HGV.

Last year we focused on preserving your vacations and making travel safe.

At the same time, we were also thinking about what the future of HGV will look like.

Now more than ever, I think people have taken time to assess what’s really important to them.

And I firmly believe travel is at the top of that list for most people and our Owners!

So, we’ve been thinking about how HGV can provide even more travel opportunities for you going forward.

And, that’s why this transformational combination with Diamond is so compelling.

[PAUSE]

When we first considered this acquisition, one of the critical determining factors was ensuring our relationship with you would not change.

Our Owners are the core of HGV, and we’re more committed than ever to creating memorable vacation experiences for you.

Through this acquisition, your ownership rights and access will not be changed or diluted.

Club Members will continue to have access to the Club exchange system, including more than 6,300 Hilton hotels globally.

The next critical factor we considered in evaluating this acquisition was our ability to position HGV for long-term growth.

By combining our businesses, we will provide the broadest range of resort offerings in the industry.

Together, we’ll more than double HGV’s footprint from 62 properties to 154, increasing the number of drive-to properties in the continental United States and more than doubling our international presence.

This will directly benefit you by creating the opportunity for you to go more places, with more flexibility, than ever before.

I also believe this is a once-in-a-lifetime opportunity for us to lead the industry by combining HGV’s best in class brand and culture with the strengths of the leading independent vacation ownership company, Diamond.

We’ll be launching a new upscale brand under the HGV umbrella.

Which means our Owners and guests will now be able to stay within the HGV family of brands for all their vacation needs.

And, throughout this acquisition, our mission remains unchanged.

We have and will always continue to focus on Putting People First in creating vacation experiences that last a lifetime.

And, we will continue to expect from ourselves the highest level of dedication, attention to detail and integrity in our work, all of which you’ve come to know from the quality Hilton Grand Vacations brand.

[PAUSE]

This is just the announcement, and we will need regulatory and shareholder approval to complete this transaction.

Our team at HGV will keep you posted throughout the process, focusing on the ways this acquisition may enhance your ownership experience.

As always, our Owners and Team Members are at the heart of what we do, and we’ll continue to keep your vacation ownership experience top of mind as we move forward with the next phases of this acquisition.

I can’t wait for you to see the many new destinations and experiences that are in store for you.

Thank you again for your loyalty and dedication in helping HGV reach this incredible milestone.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words.

We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating.

For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, and in HGV’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on October 29, 2020.

HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com/. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020.

Hilton Grand Vacations to Acquire Diamond Resorts March 10, 2021

Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements convey management’s expectations as to our future, and are based on management’s beliefs, expectations, assumptions and such plans, estimates, projections and other information available to management at the time we make such statements. Forward-looking statements include all statements that are not historical facts, including those related to our revenues, earnings, cash flow and operations, and may be identified by terminology such as the words “outlook,” “believe,” “expect,” “potential,” “goal,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” predicts,” “intends,” “plans,” “estimates,” “anticipates” “future,” “guidance,” “target,” or the negative version of these words or other comparable words. We caution you that our forward-looking statements involve known and unknown risks, uncertainties and other factors, including those that are beyond our control, that may cause our actual results, performance or achievements to be materially different from the future results. Factors that could cause our actual results to differ materially from those contemplated by our forward-looking statements include: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from HGV’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on HGV’s relationships, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; the material impact of the COVID-19 pandemic on our business, operating results, and financial condition; the extent and duration of the impact of the COVID-19 pandemic on global economic conditions; our ability to meet our liquidity needs; risks related to our indebtedness; inherent business risks, market trends and competition within the timeshare and hospitality industries; our ability to successfully source inventory and market, sell and finance VOIs; default rates on our financing receivables; the reputation of and our ability to access Hilton brands and programs, including the risk of a breach or termination of our license agreement with Hilton; compliance with and changes to United States and global laws and regulations, including those related to anti-corruption and privacy; risks related to our acquisitions, joint ventures, and other partnerships; our dependence on third-party development activities to secure just-in-time inventory; the performance of our information technology systems and our ability to maintain data security; regulatory proceedings or litigation; adequacy of our workforce to meet our business and operation needs; our ability to attract and retain key executives and employees with skills and capacity to meet our needs; and natural disasters or adverse geo-political conditions. Any one or more of the foregoing factors could adversely impact our operations, revenue, operating margins, financial condition and/or credit rating. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HGV’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2021, as such information may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. HGV’s forward-looking statements speak only as of the date of this communication or as of the date they are made. HGV disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Additional Information and Where to Find It This filing may be deemed solicitation material in respect of the proposed acquisition of Diamond Resorts by HGV. In connection with the proposed merger transaction, HGV will file with the SEC and furnish to HGV’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and HGV’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through HGV’s website at https://investors.hgv.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of HGV may be deemed “participants” in the solicitation of proxies from stockholders of HGV in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of HGV in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on March 26, 2020. Non-GAAP Financial Measures This presentation includes discussions of terms that are not recognized terms under U.S Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, such as Adjusted EBITDA. We derived any non-GAAP financial measures from our audited consolidated financial statements, and Dakota Holdings, Inc.’s financial statements. We believe such non-GAAP measures provide useful information to our investors about us and our financial condition and results of operations since these measures are used by our management to evaluate our operating performance and by securities analysts and investors as common financial measures for comparison purposes in our industry. See our most recent Annual Report on Form 10-K for a more detailed discussion of the meanings of these terms and our reasonings for providing non-GAAP financial measures and the Appendix to this presentation for full reconciliations of these measures to the most directly comparable GAAP financial measure.

The acquisition of Diamond Resorts presents a transformational opportunity 1 Significant value creation from scale 4 Generates $125M+ in run-rate cost benefits of combining the largest independent synergies expected to be achieved in the first 24 timeshare company with the strength of Hilton Grand months following close Vacations’ brand and culture 2 Diversifies HGV portfolio, adding additional 5 Increases recurring EBITDA streams and drive-to destinations and allowing HGV to leverage drives overall cash flow, with adjusted free cash flow per the Hilton network to penetrate a broader customer share accretion in year one1 segment 3 Accelerates launch of HGV-branded trust 6 Compelling valuation and deal structure product offering by rebranding Diamond’s facilitates financial flexibility and deleveraging properties over time to drive revenue growth in a new customer segment Ideal timing to capitalize on anticipated leisure travel recovery 2 1) Excluding one-time transaction related expenses

Transaction overview • Total deal value of $3.0 billion with consideration paid by HGV at closing expected to be $1.4 billion1 Consideration • Funded through the issuance of approximately 34.5 million shares of HGV common stock • Purchase price is 7.0x Diamond Resorts International (“DRI”) Adjusted EBITDA2 plus synergies3 and Offer Structure • Pro forma equity ownership approximately 72% existing HGV shareholders, 28% funds affiliated with Apollo Global Management, Inc. (“Apollo”) and co-investors • $2.8 billion of financing commitments in place from 3 banks • Mark Wang, Dan Mathewes, and Gordon Gurnik will remain CEO, CFO, and COO, respectively Management, • Board will be expanded by two seats to nine members, with Apollo having the right to designate two seats as Ownership, long as they retain equity ownership of HGV at or above 15%, and one seat while they retain equity ownership Board at or above 10% • Over $125 million in run-rate cost synergies achieved within the 24 months following close of the Synergy transaction Potential • Significant future revenue synergy opportunities • FCF/share and EBITDA/share accretive in year one on an adjusted4 basis Leverage and Cash Flow • 50-60% FCF conversion of Adjusted EBITDA4 in steady state • Pro forma leverage4 6.5x, returning to below 3.0x within 24 months Timeline • Target closing summer of 2021, subject to customary closing conditions 1) Assumes issuance of 34.5 million shares of HGV stock at $40.32 per share. Excludes one-time transaction adjustments and assumption of $657 million of securitized debt from DRI, which is non-recourse to the combined entity 2) 2019 DRI Adjusted EBITDA; see Reconciliations provided in Appendix 3) Includes identified cost synergies of $125 million 4) 2020; Adjusted to exclude the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

A powerful combination… • World-class hospitality with the strength of the • Largest timeshare operator with no hotel trusted Hilton brand brand affiliation • 62 upper upscale and luxury properties in premier • Extensive network of 92 leisure resorts across resort destinations the globe, with strong regional drive-to market presence, and complementary upscale range • Proven track record of positive NOG • Points-based trust structure enabling incremental • Points-based deeded system enables flexible pricing segmentation inventory sourcing from owned or fee partners • 4 years of excess developed inventory available for sale • Best in class lead generation capabilities and sales systems • Pioneered the innovative Events of a Lifetime® experiential sales & marketing platform that drives strong • Industry-leading VPG and margins engagement at a significant VPG premium • Over 325,000 owners • Nearly 400,000 owners 4

…creating the premier vacation ownership company 2019 operating metrics Tours Owners 945K 878K 663K 731K 660K 1 448K 405K 383K 326K 280K 236K 220K W Destinations Destinations Contract Sales Resorts $ in millions 230 $2,355 $2,342 $1,524 150 $1,410 110 $932 91 $619 59 45 Destinations Destinations VPG Adjusted EBITDA $ in millions $3,518 $3,439 $3,403 $3,331 $2,642 $991 2 $2,381 $883 $758 2 $453 2 $305 $122 Destinations Destinations Source: 2019 company filings 5 1) Estimated 2) Adjusted for net deferrals of revenue and direct expenses related to the Sales of VOIs under construction; combined includes total identified run-rate cost synergies of $125 million; see Reconciliations in Appendix

Synergies are a significant EBITDA opportunity Revenue levers Revenue synergies Cost synergies 1 More products HGV new buyer lift General & administrative efficiencies • Branded trust product • Expanded chain scale • Broader price coverage Diamond new buyer lift • Experiential offerings Operational efficiencies 2 More places • Expanded regional network HGV owner lift • Higher NOG • Additional HGV owner sales Diamond owner lift Financial efficiencies 3 More owners • Diamond owner base activated by Hilton Grand Vacations brand Diamond rental performance $125M+ identified Cost synergy run-rate achieved in the first 24 months following close 6

HGV will have the broadest chain scale offering in the industry Upper Midscale Upscale Upper Upscale Luxury Midscale Hilton Vacation Club Former Diamond Properties Competitors1 Enhances alignment with Hilton system and their 112 million Hilton Honors members 7 1) Illustrative chain scale positioning

Wider range of price points will broaden addressable market List price per week for HGV vs. Diamond inventory… …enhances value proposition for more Diamond’s 75th percentile price point sits just below HGV’s demographics, expanding our core market lowest 25th percentile1 2 # US householders age 25-74 75th ~$93K >34% increase ~$80K 75th 14M 55M 50th ~$60K ~$47K 41M 50th 25th ~$34K 75th ~$39K ~$25K 50th 25th ~$28K 25th ~$18K Combined HGV current HGV new + Expansion = core market core market Household income $100K + Household income $75-100K 8 1) Figures unweighted by room count 2) Selected Characteristics of Households by Total Money Income in 2019. US Census Bureau, Current Population Survey, 2020 ASEC Supplement

More properties in more places Benefits of expanded geographic portfolio Whistler/Vancouver • Higher tour flow, with more locations Panorama to access and offer • Higher conversion, with broader appeal Tremblant to new customers Blue Mountain Chicago US + Canada Only HGV DRI New York South Lake Tahoe South Bend Park City Estes Beach 34 17 51 Park D.C. Las Vegas Brian Head Williamsburg Breckenridge Virginia Beach 9 11 San Luis Bay Ski Palm Desert Branson Kitty Hawk Palm Springs Sedona Cave Creek/Payson Sapphire Capistriano Beach Gatlinburg Urban 8 9 Carlsbad Santa Fe Ramona Pinetop Myrtle Beach Scottsdale Charleston Attractions 9 18 27 Tucson Hilton Head Desert & Sandestin 18 18 Daytona/ Outdoors Ormond Beach Kauai Sonora Orlando Honolulu Global Maui Captiva/Sanibel Waikoloa Naples/Marco Island Miami Drive-to 38 54 92 US + Destination Canada Cabo 15 9 24 International 9 29 38 EUROPE (5+24) HGV resorts Diamond resorts MEXICO & CARIBBEAN (2+5) HGV-only Diamond-only Common JAPAN (2) Sales Centers 16 32 48 market market market Note: “Outdoors” is composed of Gatlinburg and Pigeon Forge, TN and Ucluelet, Canada. “Regional” is composed of 9 US excluding Hawaii and NYC. “Destination” is composed of Hawaii, NYC, and Canada. Mexico also includes Diamond location in Zihuatanejo (not pictured on map)

New branded trust offers additional benefits Deeded points Trust points Advantages ? Premium pricing for certainty of availability in high ? Smoother sales and upgrades, with less specific for combined demand real estate markets matching of buyer to property entity ? Inventory sourcing flexibility and efficiency allows us to ? Lowers barrier to ownership and broadens ability employ a fee-for-service model with multiple partners to buy into system with more flexible pricing options ? Ability to pre-sell new developments supports strong ? Reduces inventory delivery volatility and reliance project-level cash flow and returns on new builds ? Facilitates inventory recycling, reducing new build needs Advantages ? Guaranteed availability to reserve purchased week ? Geographic flexibility to access network without for buyers provides peace of mind committing to home resort and owners ? Aspirational sense of true ownership ? Timing flexibility, as not tied to a particular time of year or duration ? Physical asset that can be passed down to future generations 10

We’ll generate meaningful annuity revenue from recurring, capital-efficient sources NOG generates several high margin, recurring fee streams: Club membership fees Property ~40% ~50% management fees of Segment Adjusted EBITDA of Segment from recurring Adjusted EBITDA sources1 from recurring Financing sources1 fees New buyers and owner upgrades further grow these fee streams and create a multiplier effect 11 1) Adjusted for net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

Focus on efficiency to drive free cash flow conversion Operating efficiency Working capital efficiency Tap significant developed inventory Maintain industry-leading margins pipeline to reduce near-term spending needs Reduce long-term inventory spending Realize $125M+ of run-rate cost synergies with increased rate of inventory recapture Realize incremental $20-25M of annualized HGV standalone cost reductions identified in 2020 First year Steady state Double-digit adjusted FCF/share accretive1 50-60% adjusted FCF conversion2 1) Excluding one-time transaction costs 12 2) Conversion of Adjusted EBITDA excluding the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under construction

We will maintain our financial flexibility Pro-forma liquidity of $1.0 billion at year-end 2020 Nearly $300 million of receivables eligible for securitization or Diamond Embarc Whistler warehouse borrowing Whistler, Canada Capital market efficiencies from increased scale of combined ABS platform Cash flow generation will drive rapid deleverage Pro forma leverage1 6.5x, returning to below 3.0x within 24 months Diamond Ocean Beach Club Virginia Beach, Virginia 1) Using 2020 Adjusted EBITDA excluding the impact of net deferrals of revenue and direct expenses related to the Sales of VOIs under 13 construction

We have the unique capabilities and brand to deliver this deal’s value Premier branded timeshare operator with 29 years of NOG and Proven brand integration into our industry leading margins marketing engine, now applied across a broader owner, demographic, and property base Powerful trust-based network built by years of acquisitions Ideal timing to capitalize on anticipated leisure travel recovery 14

Appendix

Transaction sources and uses Sources Uses Equity Issued to DRI1 $1,392 Purchase of DRI $1,392 Cash on Hand 304 Debt Assumed2 598 New Debt Issued 2,323 Debt Repaid 2,503 Debt Assumed2 598 Transaction Fees & Other 125 Total Sources $4,617 Total Uses $4,617 Note: Totals may not foot due to rounding 16 1) 34.5 million HGV common shares issued at $40.32 2) Excludes non-recourse, securitized timeshare debt of $657 million

2019 Net income to Adjusted EBITDA reconciliation Diamond Pro Forma ($ in millions) HGV1 Resorts2 Combined Net income (loss) $216 $(43) $173 Interest expense 43 166 209 Income tax expense 57 4 61 Depreciation and amortization 44 118 162 Interest expense, depreciation and amortization included 3 3 in equity in earnings from unconsolidated affiliates EBITDA 363 245 608 Amortization of portfolio premium 13 13 Other loss (gain), net 3 (1) 2 Share-based compensation expense 22 3 25 Other adjustment items3 20 45 65 Adjusted EBITDA $408 $305 $713 Adjustments: Net deferrals (recognitions) 4 45 45 Annualized run-rate cost savings5 125 Adjusted EBITDA6 $453 $305 $883 1) 2019 results derived from HGV’s 2020 Annual Report on Form 10-K 2) Derived from Dakota Holdings, Inc (“Diamond Resorts”) 2019 financial statements, further adjusted to conform to HGV’s definition of Adjusted EBITDA 3) For Diamond Resorts, other adjustment items includes costs primarily associated with acquisition and integration costs, restructuring, consulting and other one-time charges 4) Represents the deferred revenues and related direct expenses from the sales of VOIs under construction 17 5) Represents estimated annualized cost synergies 6) Represents Adjusted EBITDA as defined, further adjusted for deferred revenues and related direct expenses from the sales of VOIs under construction

HILTON GRAND VACATIONS

Hilton Grand Vacations Inc.

Announcement of the Acquisition of Diamond Resorts International

Wednesday, March 10, 2021

8:30 A.M. Eastern

CORPORATE PARTICIPANTS

Mark Melnyk – Vice President of Investor Relations

Mark Wang – President and Chief Executive Officer

Daniel J. Mathewes – Executive Vice President and Chief Financial Officer

PRESENTATION

Operator

Good morning, and welcome the Hilton Grand Vacations Announcement of the Acquisition of Diamond Resorts International.

A telephone replay will be available for seven days following the call. The number to dial in is 844 512-2921, and enter pin number 13717389.

At this time, all participants have been placed in a listen-only mode, and the floor will be opened for your questions following the presentation.

I’ll now turn the floor over to Mark Melnyk, Vice President of Investor Relations. Please go ahead, sir.

Mark Melnyk

Thank you, Operator, and welcome everyone.

Before we get started, please note that we have prepared slides that are available to download from a link on our webcast, and also on the main page of our website at investors.hgv.com. We’ll refer to these slides during the course of our call and our question-and-answer session.

Our discussions this morning will include forward-looking statements. Actual results could differ materially from those indicated by these forward-looking statements, and these statements are effective only as of today. We undertake no obligation to publicly update or revise these statements. For a discussion of some of the factors that could cause actual results to differ, please see the Risk Factors section of our 10-K, and any other applicable SEC filings.

We’ll also be referring to certain non-GAAP financial measures. You can find definitions and components of such non-GAAP numbers, as well as reconciliations of non-GAAP and GAAP financial measures discussed today in the appendix to the slides that have been prepared in associated with this announcement.

As a reminder, our reported results for both periods in 2020 and 2019 reflect accounting rules under ASC 606, which we adopted in 2018. Under ASC 606, we are required to defer certain revenues and expenses related to sales made in the period when a project is under construction and then hold off on recognizing those revenues and expenses until the period when construction is completed. For ease of comparability and to simplify our discussion today, our comments on Adjusted EBITDA will refer to results excluding the net impact of construction-related deferrals and recognitions for all reporting periods.

In a moment, Mark Wang, our President and Chief Executive Officer, and Dan Mathewes, our Chief Financial Officer, will talk through the transaction and the materials that we released this morning. Mark and Dan will then make themselves available for your questions.

With that, let me turn the call over to our President and CEO, Mark Wang. Mark?

Mark Wang

Thanks, everyone, for joining us on an exciting day for HGV.

Over the past year, we’ve been diligent in our response to the pandemic, acting decisively to protect our business, strengthen our balance sheet and bolster our liquidity. Now, with improving fundamentals and a recovery in sight, these actions leave us in the unique position to reach an agreement to acquire Diamond Resorts International. This transformational transaction, with compelling economics, not only strengthens our path to recovery in the near term, but also ensures we’re well positioned to be the leader in the timeshare industry for years to come. Overall, we’re pleased with the trajectory of our business and we believe we’re well positioned to maximize the value of this transaction.

If you turn to Slide 2, you’ll see this is an opportunity to create something transformational within our industry.

First, this combination brings us significant scale, leveraging the strengths of both HGV and Diamond, doubling our owner base, properties and sales centers. I’ve always said that consolidation in our industry will be led by the branded players, and this deal pairs Hilton Grand Vacations with the largest independent company in the industry, allowing us to leverage our brand and culture across a significantly bigger footprint. The transaction expands our resort network and, importantly, increases our drive-to leisure market presence.

This acquisition also provides us with product diversity and scale immediately, which would have taken us a decade or more to accomplish organically. We’ll also accelerate the launch of a trust offering by re-branding Diamond’s properties, and it also opens up a new complementary upscale customer segment for us, while providing a compelling value proposition to upgrade existing HGV and Diamond Club members.

Additionally, the trust product will help to reduce some of the quarter-to-quarter volatility in our earnings and cash flow. The combined scale of these assets will create meaningful run-rate cost synergies of over $125 million, that will be achieved in the 24 months following the close of this transaction. The operational and capital efficiencies of the combined entity will drive more cash flow stability, along with higher EBITDA conversion to free cash flow. The acquisition of Diamond presents us with a rare opportunity to acquire a unique asset at a compelling valuation.

As you can see, there are many reasons for us to be excited about this opportunity and we think the timing is right to capitalize on the leisure travel recovery.

Now, let me turn it over to Dan to walk through some of the details of the transaction.

Dan Mathewes

Thanks, Mark.

On Slide 3, I’ll give a quick rundown of the transaction.

We’re acquiring Diamond’s equity for $3 billion, or 7x the pro forma EBITDA, including our identified synergies. The $3 billion valuation of Diamond is based net debt balance of $1.6 billion and an equity valuation of $1.4 billion. It’s also important to note that Diamond has excess sellable developed inventory at $4 billion, which is approximately four years of contract sales for Diamond.

We’ll be issuing approximately 34.5 million shares of common stock to fund the transaction.

We’ll also take over their portfolio of securitized debt of roughly $660 million, which is non-recourse to us and thus excluded from the valuation for simplicity.

The HGV Management Team will remain and run the combined entity, with Mark Wang as CEO, Gordon Gurnik as COO, and myself as CFO.

Diamond’s current private equity owner, Apollo, will own approximately 28% of the combined entity and have two newly added Board seats while their ownership remains above 15%, and one Board seat while their ownership remains above 10%.

Importantly, the transaction will be free cash flow accretive in the first year and should ramp to 50% to 60% conversion of our economic EBITDA to free cash flow in a steady state. As Mark mentioned, we’ve already identified over $125 million of cost synergies and expect to reach that run rate in the first 24 months after close. We expect the transaction to close in the summer of 2021, subject to shareholder approval and customary closing conditions.

Mark Wang

All right. Well, thanks, Dan.

Moving to Slide 4, I want to highlight why these two successful companies create such a powerful combination.

As I mentioned, Diamond is the largest independent timeshare operator in the industry. They’ve built a network of 92 mostly upscale resorts across the U.S. and in select international markets. Most importantly, they have a significant presence in regional and drive-to markets, which we believe is a great complement to our existing footprint. Both of us already use points-based clubs and, over time, we’ll link them together, while preserving ownership rights, expanding membership access and improving customer engagement. To that end, we intend to keep Diamond’s capital-efficient trust structure as a separate offering and re-brand it with a new Hilton Grand Vacations sub-brand. We believe this broader range of brands and products will appeal to more customers and better align with the current Hilton Honors database.

Over the years, Diamond has proven their innovation with programs like their Events of a Lifetime platform, which is a unique sales and marketing initiative that provides members access to exclusive events and experiences. They’ve shown that that platform significantly improves strong VPGs, and we believe that the Events of a Lifetime platform will be a great complement to our base of over 325,000 HGV members.

If you turn to Slide 5, you can see how we’ll leverage this scale to drive our future growth. This combination more than doubles our owner base and increases our tour flow by 70%, while maintaining our efficiencies with high VPGs.

On Slide 6, you can see how this combination creates significant synergies, and while we’ve identified material cost synergies, what’s really compelling is the revenue opportunities that sit in front of us. If you think about the potential levers we have:

First, we’ll be able to offer more products; specifically, a trust product providing us different price points across a wider chain scale, along with substantial benefits of new experiential offerings.

Second, we’re going to have more places. We’re doubling the number of properties; in particular, drive-to markets, which will result in higher NOG and more owner sales, and the addition of Diamond’s inventory to Hilton.com should allow us to yield their rental portfolio much more profitably and effectively.

Third, we’re going to have more owners. When you combine Diamond’s 400,000 owners, we’ll more than double our owner base, increasing the amount of our high-margin upgrade opportunities.

Clearly, these added revenue and cost synergies will create a very compelling EBITDA story

If you turn to Slide 7, here you can see that Hilton has 18 extraordinary brands, ranging from midscale all the way up to luxury. They have over 6,000 hotels and serve over 112 million Hilton Honors members and we’re fortunate to have them as our partner. Currently, our HGV brands serve the upper upscale and luxury markets. Today, I’m excited to announce that, in collaboration with Hilton, we’re launching Hilton Vacation Club, a new sub-brand of HGV that will serve the upscale market. We’ll use this new brand to rebrand Diamond’s trust, which will enable us to begin selling under our new brand and allow our members to start enjoying the benefits of the combined system, and over the next several years we’ll rebrand properties throughout Diamond’s network as we integrate the two companies. Ultimately, we believe this combination will give HGV the broadest offering in the timeshare industry and will help us to better leverage our relationship with Hilton and their base of Hilton Honors members

You can see how this broader offering benefits us, as you turn to Slide 8. With the addition of our new brand, we’ll increase the range of prices and expand our addressable market. Today, the majority of Diamond’s prices sit just below ours, giving us a full range of pricing options across our combined offering. The new lower entry price points will allow us to reach a wider segment of Hilton’s loyalty base and it also provides new compelling upgrade opportunities for our collective owner bases. Historically, we’ve focused on customers with incomes of over $100,000. We’re now better able to target customers at $75,000 and above, which will expand our marketing universe by over a third.

We’ll take this expanded offering and new price points and apply it to a larger system, as you can see when you turn to Slide 9. We dramatically grow the number of opportunities we have to interact with potential buyers. Putting these two networks together increases our portfolio, especially around regional drive-to markets, and it also more than doubles our sales locations. Looking at the map, it’s very complementary in terms of the footprint, with a significant number of new, distinct markets. On top of that, it also enhances the value proposition of the Club itself by giving our members so many more travel options, something our owners are always looking for.

The footprint also brings with it a diversity of resort types. Historically, HGV has had strong representation in beach, attraction-based and urban markets. The acquisition of Diamond will bolster that presence, while adding several new leisure destinations in outdoor, desert and ski markets, where we previously had no resorts. The increased sales locations broaden our distribution networks to reach more potential new buyers and allows us to yield more from the Hilton Honors database.

Along with the re-branding and the expanded geographic footprint, if you turn to Slide 10, let me spend a few minutes talking about the benefits of HGVs ability to introduce a new trust offering.

Both our programs are points-based. So, from a customer utility standpoint, they’re very similar and offer a lot of flexibility with usage across the system, and there’s been strong demand for both. In 2019, HGV sold $1.4 billion of our deeded points product and Diamond sold over $900 million of their trust points product. We’re confident that our strategy of offering both of these programs will allow us to maximize market demand.

From a development standpoint, the biggest advantage of the trust is that it supports smoother cash flow generation. The maturity of Diamond’s trust will also provide us with the ability to recapture a high level of inventory, which creates a capital-efficient model. We’ve been exploring the development of our own trust product internally, but the addition of Diamond’s trust allows us to accelerate that launch at scale and capitalizes on the advantages of both products immediately. We expect all of this will drive higher levels of owner engagement and retention, adding to our high-margin, recurring revenues.

You can see how this plays out on Slide 11. When we combine these two companies, 50% of our segmented EBITDA will now come from these annuity fee streams, up from 40% as a standalone business, creating more certainty in our business model, and as we’ve experienced through the pandemic, these fees have held up really well.

Now, let me turn it over to Dan to talk about some of the cost and financial benefits of the transaction.

Dan Mathewes

As outlined on slide 12, these synergies will play a key role in driving operating efficiencies through the business and support the strong historical margin profile of HGV. The acquisition of Diamond will also bring us additional opportunities to manage our balance sheet more efficiently. The addition of Diamond’s portfolio will allow us to significantly expand the amount of product available to our member base without much incremental inventory spend. In addition, Diamond’s trust model has historically enabled greater amounts of inventory recapture and reduced the need for new projects. This will enable the combined entity to smooth our working capital outlay and ultimately support sales with a lower level of steady-state inventory investment than we’ve historically achieved. All of this translates into improved free cash flow performance. In fact, we expect the acquisition to be adjusted free cash flow accretive per share in the first 12 months after close. The combination will also set us on a path to achieve 50% to 60% steady state conversion of our economic EBITDA into free cash flow

Turning to Slide 13, most importantly, in this environment, we’ll maintain our financial discipline. We’ve managed a conservative balance sheet before, and through this pandemic, which has allowed us to take advantage of a compelling opportunity without taking excess risks with the business. Our pro forma 2020 leverage was 6.5x versus 2.14x at the end of the third quarter, and we’ll have $1 billion in liquidity, and our focus on maximizing cash flow generation will allow us to rapidly de-lever following the acquisition.

I’ll now turn it back to Mark for some closing comments. Mark?

Mark Wang

Thanks Dan.

In closing, this is truly a transformational opportunity for us. Our proven model and Diamond’s network, backed by the strength of the Hilton Grand Vacations brand, creates a powerful combination. This will dramatically increase our scale, benefitting both our members with additional locations, additional product and wider price points, and it’ll establish HGV as the leader with the broadest chain scale offering in the timeshare industry. We believe the valuation is attractive, with significant cost and revenue synergies to be realized for our shareholders, and we think the timing is right, as it positions our business to take full advantage of the leisure travel recovery.

With that, Dan and I will be happy to take your questions. Operator?

Operator

Thank you. Our first question comes from the line of Stephen Grambling with Goldman Sachs. Please proceed with your question.

Stephen Grambling

Hey, good morning. Congrats on the announcement. In terms of—first, on the financials of Diamond, I realize there’s a lot of moving parts with maybe how they were accounting for things previously versus how you all you look at things. Maybe you can just give us a little bit of history, if you can, in terms of how that business had been performing under new ownership, as we look at—I think the last disclosures in, call it, 2017, had them at something $374 million in EBITDA—how they performed through the pandemic and how that might influence how you’re thinking about the business on a standalone business, and then I’ve got more of a strategic follow-up.

Dan Mathewes

Sure. Hi, Stephen, it’s Dan. Thanks for the question. I think, first and foremost, what I would say is since the acquisition of Diamond by Apollo, Apollo has done an excellent job on just reinforcing and enhancing the financial discipline of the entity. When we started our due diligence, we were pleasantly surprised by what we found, so there’s a lot of improvements from what you saw in Diamond pre-Apollo ownership.

From a performance perspective, what we want to emphasize is—I think everybody probably recalls, back when Diamond was public, they had an interesting way of calculating EBITDA. Obviously, the figures that we’ve presented here is consistent with industry standards. If you go back and look at 2019 EBITDA for Diamond, obviously adjusting out some of the add-backs that you would have seen in a pre-Apollo acquisition, their EBITDA came in at roughly $305 million.

From a performance perspective, I think 2020 actually underscores what a solid job Apollo and Diamond’s Management Team has done. From a tour flow, from a contract sales perspective, from a VPG year-over-year perspective, Diamond outperformed all the other time share companies, not only in Q4, but also for Fiscal Year 2020, from a recovery standpoint. So, we are obviously very impressed by that.

Mark Wang

Yes, Stephen, Mark, just to follow up, I’ll echo what Dan said. It’s clear Apollo has done a great job with the business, and the current Management Team has done a really good job, too, really improving their—you know, putting in best practices, processes and controls, and so very, very pleased with that, and they’re going to be on our Board, they understand the business really well and are very experienced, and we look forward to their representation.

Stephen Grambling

Then, strategically, on the points-based trust, I guess, can you just clarify, can you put HGV existing inventory in there over time or do you anticipate new properties will eventually go in there, or can we assume that at some point maybe it’s all points-based, or are there limitations? Thanks.

Mark Wang

Steve, a really good question. I think, as we said in our prepared remarks, our plan right now is to continue with both product forms, and so—and we think there’s real value in continuing to offer both products. Our goal is about providing exceptional vacation experiences and both of these product forms provide both of that very well. I think, if you look back at 2019, collectively, between us and Diamond, we sold $2.3 billion in contract sales, $1.4 billion in the deed and $900 million in the trust. So, there’s benefits.

We know the deeded product from a customer standpoint, because we’ve been selling it since our inception. There’s some real value for our customers. We know it creates pricing power. For example, our Japanese customers who visit Hawaii on a repeat basis, they liked it certainly as a deed, and they’re willing to pay for that, so preserves that pricing power, while still maintaining the ability for us, also, to do fee-for-service deals. The trust product is also compelling. It has all the same vacation experiences as the deed, but it provides customers with more options, and from a company perspective, it smooths out our inventory delivery. Again, both from a utility standpoint, they work very much the same and provide great vacation experiences, and having the combination of this means we can deliver the product form that best aligns with a customer.

Now, as far as what inventory can move around, we can move HGV product that we have into a trust if we want. We were looking at developing our own trust. The benefit we’re getting here is we’re going to be able to roll out a new trust at scale. I think, over time, the market is really going to tell us what percentage of our business will be sold trust and what percentage will be sold deed. So, we’re excited that we have both products, they’re both proven, and we think it’s going to give us the best opportunity to capture the strongest market demand.

Stephen Grambling

Got it.

Operator

Thank you. Our next question comes from the line of Patrick Scholes with Truist Securities. Please proceed with your question.

Patrick Scholes

Hey, good morning, everyone. Congratulations. A question here. Back in the day, one of the knots (phon) on Diamond stem from a New York Times article that accused them of some pretty aggressive sales practices, and as I recall, when that article came out, it really hurt the stocks of the group. Do you see yourselves perhaps—I don’t know if they’ve internally changed since then, but do you see yourselves bringing in more of the Hilton sales practices to prevent, perhaps, any negative publicity in that regard again?

Mark Wang

Yes, Patrick, I think, as we commented earlier, we’ve been really pleased with what we’ve seen. We did significant due diligence as we looked at Diamond, and clearly Apollo has done a great job with the current Management Team cleaning it up. That being said, there are opportunities, from a consumer-facing standpoint, and that’s where the power of our culture and our brand will play a big part in creating significant value. We’re not going to be running Diamond as a separate business. This business is going to be merged into our business and will be under the umbrella of Hilton Grand Vacations. So, our sales culture, our overall company culture, our sales training, our sales practices will all apply throughout Diamond. But, I have to say, again, I think the business has improved considerably since 2016, and we’re excited to welcome the Diamond team members into the HGV family.

Patrick Scholes

Okay, great, and then just curious. Is this a deal that Hilton Corporation needed to approve, or will they need to approve it?

Mark Wang

Yes, Hilton approved the deal. We’ve got a great relationship with them and have been communicating with them along the way. They understand our strategy. As they’ve grown their brand and Honors in the midmarket quickly, they understand the strategy of us launching this upscale brand, Hilton Vacation Club, and the benefits that will provide. This relationship has really matured since Chris Nassetta took over when it became a private company under Blackstone’s sponsorship, and it really—that relationship was really built over the last 10 years, before we spun, and it’s continued since we’ve spun. Hilton is very—they’re very cautious about their brand, as they should be. I mean, it’s their reputation, and we’re stewards of that Hilton brand. They understand the strategy that’s playing out here. The fact of the matter is this opportunity presents us something that could have taken us well over a decade.

If you think about the locations, the assets that Diamond has, you can’t replicate these locations. You’re talking about oceanfront properties in Hawaii and Maui, you’re talking about ocean-front properties on the California coastline, you’re talking about lakefront properties on Lake Tahoe, Sadono, oceanfront properties in Virginia Beach. They have some amazing assets in their portfolio. When you think about the ability to wrap the Hilton Grand Vacation brand around this, there’s significant synergies and upside across all the operating metrics. So, we think Hilton is—well, we know Hilton is—they approved the deal and they’re excited about the opportunity going forward, and they’re going to be supporting us along the way.

Patrick Scholes

Great, that’s excellent to hear. Thank you.

Mark Wang

Thank you.

Operator

Thank you. Our next question comes from the line of Brandt Montour with JPMorgan. Please proceed with your question.

Brandt Montour

Good morning, everyone, and I echo congrats on the transformational transaction. A question, a follow-up on that Hilton question—that was well understood, I think, on a per-property basis, so what are the hurdles to up-brand each individual property to the new brand, Hilton Vacation Club? Is that something that can happen right away, does it have to be approved on a per-property basis with the Hilton Brand Team—or, yes, what are those hurdles, if you could help us understand that? Thanks.

Mark Wang

No, great question. Our plan is to re-brand (inaudible), as I mentioned, with a new HVC brand, and many of those properties already qualify. The majority of those properties will be converted over the next few years. We’ve been very pleased with out site visits to date. Diamond actually began a property improvement plan back in 2018, so they’re well underway. They were upgrading their overall portfolio. We have developed brand standards with Hilton and there will be conditions to re-brand these properties on a one-by-one basis, but they’ve been working side-by-side with us to develop the criteria. We’re currently estimating approximately $200 million to $225 million of investment into the properties over the next two to three years, but—so this is going to take some time. There’s going to be a good amount of properties that we’ll be able to move under the brand here in the next 12 to 18 months, and then you’re going to have some properties that may take two or three years before we get them upgraded to the standard that’s required by Hilton.

Brandt Montour

Got it, that’s really helpful, and then the second question is on revenue synergies and the VPGs of Diamond relative to yours. I think you laid out in the slides pretty clearly that the VPGs are slightly below the Hilton Grand Vacations, and I guess the question is, when you look at the sort of overlap of the customers you’re trying to reach, and it looks like in your slide, where you say the combined customer reach in terms of—or let’s say the purchase price average, the purchase price of a 26 percentile is the lowest, Diamond standalone, the lowest price of $18,000, for the 25 percentile was $18,000, and the 25 percentile for the combined entity will be $28,000. So, I guess my question is, it’s implied in that you can pull up the lower end in terms of what you’re selling these usages for, because now it’s going to be a new higher sort of combined Hilton umbrella band, and is that a VPG revenue synergy and something you can quantify for us?

Mark Wang

I don’t know that we can give—we’re not going to provide any quantification on it, but what we can say is that Diamond’s done a really great job with their Events for Lifetime program, and one of the things, if you look at their VPG on a standalone basis, it’s very comparable to some of the major brands out there, so they’re already carrying a significantly high VPG on a relative basis. But, when you look at their customer mix today, their mix is more 80/20, 80% owners, 20% new buyers, we’re closer to 50/50, so part of it is mix-driven, but the other part of it is they’re doing a great job penetrating their owners.

If you step back and you bifurcate the owners and new buyers, their new buyer closing percentages and VPGs are much lower than ours, so there’s a real opportunity, not only in generating more new buyers through this expanded network of sales centers that we’re going to have, but also improving the closing of VPG and new buyers. Additionally, the opportunities of applying the Events of a Lifetime to our owner base should help us better penetrate our owner base and move VPG up.

So, we’re really excited about the revenue synergies. Obviously, cost synergies are an important part of a transaction like this, but what really gets us excited are the opportunities around the additional revenue we can drive through the business.

Brandt Montour

That’s helpful. Congrats again. Thanks.

Mark Wang

Thank you.

Operator

Thank you. Our next question comes from the line of David Katz with Jefferies. Please proceed with your question.

David Katz

Hi, good morning, everyone. Congratulations. I think all of the strategic detail is quite clear and appreciated. I think that there may have been some mention in and around a potential capital commitment and I’m just wondering about the Diamond network of properties and the degree to which you may have to invest either in hard or software, investments just in general, and what the magnitude and timing of those kinds of things would be, and the degree to which any of those may roll into the fees paid by Diamond owners.

Dan Mathewes

Hey, David, it’s Dan. Great question. When we take a step back and we look at the investments, there are investments that need to be made. Mark alluded to capital commitments of roughly $200 million and $225 million. That’s effectively our share of those capital commitments, and that includes everything from property re-brands, from soft, hard, to also re-branding the sales centers. Now, in addition to that—and I think Mark alluded to this, as well—Diamond has already started a property re-branding, or refresh, which is primarily funded, as with all other time share companies, through the HOA. So, the HOAs and the maintenance fees will fund a part of this, but from a corporate perspective, that capital commitment is between $200 million and $225 million. When it comes to maintenance fees, their maintenance fees are relatively consistent with ours. We do not see any material increases in maintenance fees, outside of the ordinary course of business to be able to manage this.

Now, these investments will, as Mark alluded to, happen over the next few years, as we start to re-brand the properties, so that $200 million to $225 million is split across three-ish years, probably rolls into four with some lagging properties, but that’s effectively how it rolls in.

David Katz

Got it, appreciate that, and I hope I’m not asking something that, again, Mark has already alluded, apologies if I am, but in looking at the Diamond population of owners, what work have you done around the degree to which those people may already be Hilton loyalists, in the Hilton loyalty base already, versus new people?

Mark Wang

Yes, David, we don’t have the exact details on that. We know there are Diamond owners that are part of the Hilton loyalty base today. What I can tell you, though, because we have done some work and we’ve done some survey work, is Diamond’s owners have very similar attributes to our owners, and when you look at what some of those attributes are, they value vacations, they spend more on experiences versus products, and they think time share is a great way to travel. One of the benefits we’ve talked about, from an entry price standpoint, is, from a demographic standpoint, their a bit earlier in their life stage. We’re seeing more Millennials in their base of owners and the Diamond product has provided a great entry point for customers, and we think we’re going to be able to yield better off the Hilton database having this entry-level price point, and from a household income standpoint, it’s fairly similar, they’re just right below $100,000 and we’re above $100,000. You look at the quality of their customers from a FICO standpoint, they’re 726, which is just 20 points below ours, but it’s still a good FICO score. So, very good customer, with a lot of the same attributes as our owners, and we think there’s tremendous benefit for us in the long term, as we’ll have more opportunities for more of the high-margin upgrades. When you think about the combination, we’ll now have over 700,000 owners.

David Katz

Yes, strategically clear. Thank you very much.

Mark Wang

Thank you.

Operator

Thank you. Our next question comes from the line of Stephen Grambling of Goldman Sachs. Please proceed with your question.

Stephen Grambling

Hey, thanks for getting me back in. One clarification. I’m just trying to reconcile on the sources and uses versus the deal values. I think you said a $3 billion (inaudible) deal value, sources and uses of $4.6 billion. Is there anything in there that we should be thinking about that bridges that gap? Perhaps it’s related to securitization or financing receivables. Thanks.

Dan Mathewes

Hey, Stephen, good question. The sources and uses is primarily driven by our need to recapitalize our sales, as well. We’re paying down our debt, in particular, the senior notes, and then we’re also anticipating taking out some of their secured notes. So, it’s just really just a flow-through of recapitalization the company on a debt basis.

Stephen Grambling

Then, one other follow-up on, I guess, my question around the trend and their financials. Do you have sense for how owners or net owner growth has trended for Diamond, and any color you can—you can get a sense of what might be driving that trajectory?

Mark Wang

Yes, Steve, we don’t have the exact information here, but their net owner growth, it’s been basically, I’d say, flat to slightly negative, and part of it has to do with just the maturity of their base. If you look at Diamond, it’s a culmination of 12 acquisitions, right? Nobody has done a better job at doing a rollup—from a rollup strategy than Diamond. You have some of the base which is older and—I shouldn’t say older, been in the system longer, and so you’re getting more people leaving the system than you’re getting with HGV, but on the other side, it creates a really great opportunity, as we can recycle that inventory.

Our goal and our focus going forward is to, again, drive more new customers. When you think about our sales platform now, we’re going to more than double it, and so we’re going now be able to flag and re-brand these sales centers Hilton Vacation Club and drive more new buyers into the system, into the trust system. So, net/net, we expect positive net owner growth going forward.

Dan Mathewes

Look, just to add one thing to that point—I mean, this also speaks volumes to the current Management Team and some of Apollo’s influence obviously, but if you look at recent years, the net owner growth has been modestly positive, in particular, 2019, when they refocused on new buyers. It still trails behind ours, but there has been an emphasis on that.

Stephen Grambling

Great, and then on financing receivables, maybe I missed this, but is there—have they securitized any financing receivables they have out there? Is there a balance that could be used as a source of financing post-close?

Dan Mathewes

Yes, there is a balance out there. It’s roughly—it’s a little bit north of $100 million—actually, it’s a little bit more than that. They anticipate—well, we anticipate. We’ve actually got all the warehouse facilities, effectively, rolling over, so securitization or non-securitization, we still have that source of capital.

Stephen Grambling

Okay, and one last quick one to sneak in. The HOA’s, I think, for Diamond, historically, were pretty high relative to the industry. Do you generally think about the stability of the HOAs of their underlying system as being stable in your (inaudible) around here, or is that something that could come down over time? Thanks.

Mark Wang

Yes, look, all our diligence shows that the HOAs are stable, they’re reserved, and so we’re pleased with what we’ve seen. We’ve been out, we’ve looked at—we’ve been through basically every property they have and feel good where the reserves are and where the current costs associated with those are.

Dan Mathewes

Stephen, we probably mentioned this on our last quarterly call, but one of the elements that we were actually holding our breath at about our own business was how maintenance fees would be paid in 2021, given, obviously, the pandemic in 2020, and the people, our owner base not having the ability to utilize their asset. We were pleasantly pleased. We obviously saw—we reported this on our last quarterly call—but year-over-year, we were in line with the collection of maintenance fees despite that gap in being able to utilize the resorts by our owner base. Diamond experienced the same thing. They are consistent with year-over-year collections. So, that is also encouraging and just underscores Mark’s point.

Stephen Grambling

Awesome. Thanks so much.

Mark Wang

Thank you.

Operator

Thank you. Our next question comes from the line of Patrick Scholes with Truist Securities. Please proceed with your question.

Patrick Scholes

A couple follow-up questions for you. In this acquisition, have you been able to—or maybe there’s some non-EBITDA-generating assets—anything you’ve identified that we should think about? Basically, what are you getting for what you’re paying, such as land or whatnot that you could possibly sell?

Mark Wang

No, there’s not any—just to make it akin to our recent disclosures—we have not identified any undeveloped land that would be available for sale. From an inventory perspective, and I mentioned this in our prepared remarks, they do have four years plus of sellable, developed inventory. We’re not looking to dispose of that, obviously, but that puts us in a very solid position to control our inventory spend moving forward. But, we have not identified any assets for disposition at this point in time.

Patrick Scholes

Okay, and then—and I think I suspect I know the answer to this one, but does this open you up for further tuck-in acquisitions in, I would say, more the moderately priced mass market time share world, whereas, historically, HGV was more upscale, sort of Hawaii, where there’s only so many opportunities to buy in Hawaii? Is that a fair assumption?

Dan Mathewes

You know, I think we’d like to close this one first, but …

Patrick Scholes

Getting ahead here. Fair enough.

Dan Mathewes

But, generally speaking, we plan to go out and execute on this. Clearly, once you do one that’s significant, you might possibly look at another, but our focus is on executing this deal, because it is truly transformational for us, and so that’s our focus.

Patrick Scholes

Okay.

Mark Wang

Yes, Patrick, again, very strategic opportunity. It not only strengthens our path in the recovery in the near term, but it positions us really well in the long run. With the help of Hilton and launching the new Hilton Vacation Club brand, it gives us the opportunity in what we think is a really important space in this industry, that’s maybe been underserved, with some of the larger brands out there, and so we’re really excited and we’ll continue—as Dan said, we’re going to get this one closed, we’re going to execute on the cost and revenue synergies that are in front of us, but we’re always going to keep our eyes open for opportunities that will improve the returns for our shareholders.

Patrick Scholes

Okay, very good. Thank you.

Mark Wang

Thank you.

Operator

Thank you. Our next question comes from the line of Brandt Montour with JPMorgan. Please proceed with your question.

Brandt Montour

Hey, thanks for squeezing me back in, and I’m apologizing if you said it and I missed it, but you guys are targeting 3x leverage, or pro forma leverage, or net leverage within 24 months. Just curious what sort of is being baked into that, that path, in terms of recovery in the core businesses after the crisis.

Dan Mathewes

Good question. We’re not giving specific guidance today, but what it effectively does is it assumes a recovery to roughly 2019 levels over that time period, and pulls into play the cost synergies that we said were going to be achieved over the 24-month period.

Brandt Montour

Perfect. Thanks, guys.

Operator

Thank you. Ladies and gentlemen, this concludes our time allowed for questions. I’ll turn the floor back over to Mr. Wang for any final remarks.

Mark Wang

Well, thanks again, everyone, for joining us this morning. This is an exciting day for us at HGV, as we combine the strength of our brand and culture with Diamond’s network. We look forward to welcoming Diamond into the Hilton Grand Vacations family and to be speaking with you further about this transaction in the coming months. Have a great day.

Operator

Thank you. Ladies and gentlemen, this concludes today’s conference. As a reminder, a replay will be available for seven days. The dial-in number for that replay is 844 512-2921, and please enter pin number 13717389. Thank you, and have a wonderful day.